                                                                       Exhibit 1

                      Schedule 13D Joint Filing Agreement

The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

After reasonable inquiry and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete, and correct

In Witness Whereof, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date set forth below.

Date: February 25, 2002

Signatures:

Environmental Opportunities Fund, L.P.

By: Environmental Opportunities Management
    Company, LLC, general partner


By      /s/ Bruce R. McMaken
   ----------------------------------
Name: Bruce R. McMaken
Title: Manager

Environmental Opportunities Fund II, L.P.
Environmental Opportunities Fund II (Institutional), L.P.

By: Fund II Mgt. Co., LLC


By      /s/ Bruce R. McMaken
   ----------------------------------
Name: Bruce R. McMaken
Title: Manager

Environmental Opportunities Management Company, LLC


By      /s/ Bruce R. McMaken
   ----------------------------------
Name: Bruce R. McMaken
Title: Manager

Fund II Mgt. Co., LLC


By      /s/ Bruce R. McMaken
   ----------------------------------
Name: Bruce R. McMaken
Title: Manager

SMH CERI, LLC

By      /s/ Bruce R. McMaken
   ----------------------------------
Name: Bruce R. McMaken
Title: Manager

SMH CERI (Institutional), LLC

By      /s/ Bruce R. McMaken
   ----------------------------------
Name: Bruce R. McMaken
Title: Manager

Sanders Morris Harris Inc.


By      /s/ Bruce R. McMaken
   ----------------------------------
Name: Bruce R. McMaken
Title: Senior Vice President


        /s/ Bruce R. McMaken
-------------------------------------
Name: Bruce R. McMaken